SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 21, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


===============================================================================

Item 5.   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated July 20, 2004 entitled-"WindStor Studies for Dearborn Installations".
The press release is in its entirety below:


WindStor Studies for Dearborn Installations

Tuesday July 20, 6:22 am ET


DEARBORN, MI, July 20 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. (OTC:MKBY.PK - News) has signed an Agreement with the City of Dearborn, Michigan to perform data collection for WindStor(SM) configurations at various city owned facilities, each with one or more rooftop or surface mounted DERMOND Wind Turbines "DWT(SM)".

McKenzie Bay intends to sell onsite generated electricity to Dearborn at fixed rates under long-term supply arrangements through its WindStor Power Co. subsidiary. WindStor, using wind energy from DWTs, could reduce existing electricity costs by as much as 10% per facility while minimizing the impact of future rate increases for grid-supplied electricity. McKenzie Bay expects to have collected adequate wind information before the end of the year to confirm installation economics for the Dearborn locations.

The Dearborn Agreement originated through McKenzie Bay's agent, MTI Lighting Specialists, Inc. of Brighton, Michigan.

    Contact: Investor Relations - Richard Kaiser - 800-631-8127
    (001-757-306-6090) McKenzie Bay International Ltd - info@mckenziebay.com MTI Lighting Specialists - info@energy-lighting.com

About WindStor

--------------------------------------------------------------------------------

WindStor(SM) is an electricity management system that provides retail users with electricity at fixed, long-term, rates by generating electricity at the user's location with a DERMOND Wind Turbine "DWT(SM)" and storing excess electricity in a battery for distribution in peak demand periods with a proprietary "System Integrator". WindStor simultaneously provides an uninterruptible, standby, power supply for the entire facility in the event of a grid failure at no additional cost.

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. These differences may result from a variety of factors, including the following: lack of operating history; unavailability of future equity infusions and other financing alternatives; failure or delays in further developing proprietary processes or effectively commercializing such processes; dependence on the success of entering the energy production market; and concentration of ownership of the Company's common stock by directors and officers. These and other factors that may emerge could cause decisions to differ materially from current expectations. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

--------------------------------------------------------------------------------
Source: McKenzie Bay International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:July 21, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director